UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 29, 2023

AquaBounty Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36426	04-3156167
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Mill & Main Place , Suite 395, Maynard, Massachusetts

(Address of principal executive offices)

01754

(Zip Code)

978-648-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	AQB	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 29, 2023, AquaBounty Farms Ohio LLC (“AQB Ohio”), an Ohio limited liability company and a wholly-owned subsidiary of AquaBounty Technologies, Inc. (the “Company”), entered into an Agreement For Construction Management Services (the “Agreement) with Gilbane Building Company (“Gilbane”), effective June 29, 2023, pursuant to which Gilbane will manage the construction of AQB Ohio’s land-based aquaculture facility in Pioneer, Ohio (the “Project”), on a Guaranteed Maximum Price (“GMP”) basis following the handover of such responsibilities from the initial construction firm as of June 30, 2023. Subject to certain conditions in this Agreement, AQB Ohio will pay Gilbane fees as set forth in each GMP, which shall be agreed upon at future dates, but which shall include (1) the costs of the construction, (2) Gilbane’s fee, (3) general conditions costs, (4) workers’ compensation and liability insurance costs, (5) sub-guard insurance, and (6) construction contingency. The Agreement is subject to customary undertakings, covenants, obligations, rights, remedies, and conditions.

The foregoing description of the material terms of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1*	Agreement For Construction Management Services Between AquaBounty Farms Ohio LLC and Gilbane Building Company

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

(*)

Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AquaBounty Technologies, Inc.
(Registrant)

June 30, 2023	/s/ David A. Frank
David A. Frank
Chief Financial Officer